LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 13, 2019

TO THE SUMMARY PROSPECTUS, PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED APRIL 29, 2019, OF

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Effective September 27, 2019, the fund will be renamed Western Asset Mortgage Total Return Fund. The fund’s investment objective and strategies are not changing as a result of this name change.

Please retain this supplement for future reference.

WASX543367